Equity Method Investments	6 Months Ended
Jun. 30, 2013
Equity Method Investments

16. EQUITY METHOD INVESTMENTS

RW Gathering, LLC

We own a 40% non-operated interest in RW Gathering, LLC (“RW Gathering”), which owns gas-gathering assets that facilitate development in our Appalachian Basin operations. We recorded our investment in RW Gathering of approximately $18.8 million and $16.8 million as of June 30, 2013 and December 31, 2012, respectively, on our Consolidated Balance Sheets as Equity Method Investments. During the first six months of 2013, we contributed approximately $2.2 million in cash to RW Gathering, as compared to the contributions of approximately $1.5 million in cash to RW Gathering to support current pipeline and gathering line construction in the first six months of 2012. RW Gathering recorded net losses from continuing operations of $0.2 million and $0.2 million for the three and six months ended June 30, 2013, respectively, as compared to losses of $0.4 million and $0.8 million for the three and six months ended June 30, 2012, respectively. The losses incurred were due to insurance fees, bank fees, rent expenses and depreciation expense. Our share of the net loss is recorded on our Consolidated Statements of Operations as Gain (Loss) on Equity Method Investments.

During the three and six-month periods ended June 30, 2013, we incurred approximately $0.2 million and $0.4 million, respectively, in compression expenses that were charged to us from Williams Production Appalachia, LLC as compared to approximately $0.2 million and $0.5 million for the same periods in 2012. These costs are in relation to compression costs incurred by RW Gathering and are recorded as Production and Lease Operating Expense on our Consolidated Statement of Operations. As of June 30, 2013 and December 31, 2012, there were no receivables due from RW Gathering to us.

Keystone Midstream Services, LLC

On May 29, 2012, we closed the sale of our ownership in Keystone Midstream, which we had accounted for as an equity method investment. We recognized a gain on the sale of our investment in Keystone Midstream of approximately $92.7 million during the second quarter of 2012. During the second quarter of 2013, we received approximately $2.3 million in proceeds related to the sale of Keystone Midstream which had previously been held in escrow.

Prior to May 29, 2012, we owned a 28% non-operating interest in Keystone Midstream, which was a midstream joint venture focused on building, owning and operating high pressure gathering systems and cryogenic gas processing plants in Butler County, Pennsylvania. During the six months ended June 30, 2012, we contributed approximately $2.1 million to Keystone Midstream primarily to support the construction of cryogenic gas processing plants. Keystone Midstream recorded net losses from operations of $11.6 million for the six month period ended June 30, 2012. Our share of net income and net loss realized under the equity method of accounting are primarily due to project management costs, general and administrative expenses, and DD&A expenses.